Exhibit 99.1

Occidental Petroleum Announces 1st Quarter 2017 Results

•    Net Income of $117 million or $0.15 per share

•    Permian Resources average daily production of 129,000 BOE, up 5 percent from the previous quarter

•    Chemical segment’s Ingleside ethylene cracker started in February, on schedule and on budget

HOUSTON — May 4, 2017 — Occidental Petroleum Corporation (NYSE:OXY) today announced reported net income of $117 million, or $0.15 per diluted share, compared with a reported loss of $272 million, or $0.36 per diluted share, for the fourth quarter of 2016. Lower costs, improved crude oil prices and the increase in caustic soda prices and sales volumes during the first quarter resulted in increases to income and cash flow on a sequential basis.

“Our focus remains on areas that generate the best returns and we are seeing improvements in margins across all of our businesses,” said President and Chief Executive Officer Vicki Hollub. “Permian Resources continues to be a growth engine for our company, with a 5 percent improvement in production this quarter, reflecting increased drilling activity and well productivity in the Delaware Basin.”

QUARTERLY RESULTS
Oil and Gas

Total average daily production volumes were 584,000 barrels of oil equivalent (BOE) for the first quarter of 2017. Permian Resources average daily production volumes came within guidance and improved by 6,000 BOE from the prior quarter to 129,000 BOE in the first quarter of 2017 due to increased drilling activity and well productivity in the Delaware Basin. In April 2017, Occidental completed the sale of its South Texas gas properties. First quarter of 2017 average daily production volumes, adjusted to exclude South Texas, were 559,000 BOE, including domestic production volumes from ongoing operations of 278,000 BOE.

Internationally, average daily production volumes were 281,000 BOE for the first quarter of 2017. Production volumes for the first quarter of 2017 reflected Colombia pipeline disruptions, as well as planned maintenance at the Al Hosn Gas and Dolphin operations. All of these assets are currently operating at full capacity.

Oil and gas pre-tax income for the first quarter of 2017 was $220 million, compared to $17 million for the fourth quarter of 2016. The increase in oil and gas results reflected higher oil prices and lower DD&A rates in the first quarter of 2017, partially offset by lower international sales volumes.

For the first quarter of 2017, average WTI and Brent marker prices were $51.91 per barrel and $54.66 per barrel, respectively. Average worldwide realized crude oil prices were $49.04 per barrel for the first quarter of 2017, an increase of 9 percent compared with the fourth quarter of 2016. Average worldwide realized NGL prices were $21.59 per barrel in the first quarter of 2017, an increase of 18 percent compared to the fourth quarter of 2016. Average domestic realized natural gas prices were $2.68 per MCF in the first quarter of 2017, compared to $2.39 per MCF in the fourth quarter of 2016.

Chemical

In February, OxyChem and its joint venture partner, Mexichem, began operations of an ethylene cracker in Ingleside, Texas. The project was completed on schedule and on budget. The cracker, which is operated by OxyChem, has the capacity to produce 1.2 billion pounds of ethylene per year and provide OxyChem with an ongoing source of ethylene for manufacturing vinyl chloride monomer, which Mexichem will use to produce polyvinyl chloride (PVC) resin and PVC piping systems. The companies have a 20-year supply agreement.

Chemical pre-tax income for the first quarter of 2017 was $170 million. Pricing for caustic soda continued to increase as global demand remained robust and supply was limited due to industry-wide planned and unplanned outages. In addition to the impact of higher caustic soda prices, chlor-alkali margins improved more than anticipated due to lower natural gas costs compared to original forecasts. Compared to pre-tax income of $152 million in the fourth quarter of 2016, the increase resulted from higher realized caustic soda prices and volumes. Production and sales volumes increased seasonally from the fourth quarter of 2016.

Midstream and Marketing

Midstream pre-tax results for the first quarter of 2017 were a loss of $47 million, compared to a loss of $48 million for the fourth quarter of 2016. Compared to the fourth quarter of 2016, the first quarter of 2017 reflected lower foreign pipeline income due to planned maintenance, offset by higher gas processing income due to higher NGL prices.

About Occidental Petroleum

Occidental Petroleum Corporation is an international oil and gas exploration and production company with operations in the United States, Middle East and Latin America. Headquartered in Houston, Occidental is one of the largest U.S. oil and gas companies, based on equity market capitalization. Occidental’s midstream and marketing segment gathers, processes, transports, stores, purchases and markets hydrocarbons and other commodities. The company’s wholly owned subsidiary OxyChem manufactures and markets basic chemicals and vinyls. Occidental posts or provides links to important information on its website at www.oxy.com.

Forward-Looking Statements

Portions of this press release contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. Factors that could cause results to differ include, but are not limited to: global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; higher-than-expected costs; the regulatory approval environment; not successfully completing, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; uncertainties about the estimated quantities of oil and natural gas reserves; lower-than-expected production from development projects or acquisitions; exploration risks; general economic slowdowns domestically or internationally; political conditions and events; liability under environmental regulations including remedial actions; litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, natural disasters, cyber-attacks or insurgent activity; failure of risk management; changes in law or regulations; reorganization or restructuring of Occidental’s operations; or changes in tax rates. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. Material risks that may affect Occidental’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of the 2016 Form 10-K.

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Contacts:

Media:
Melissa E. Schoeb
713-366-5615
melissa_schoeb@oxy.com

or

Investors:
Richard A. Jackson
713-215-7235
richard_jackson@oxy.com

Anthony J. Cottone
212-603-8111
anthony_cottone@oxy.com

On the web: www.oxy.com

Occidental Petroleum Corporation

Quarter 1 2017 Earnings Release Schedules Index

Schedule #	Schedule Description
1	Summary Highlights

2	Segment Results Before Tax Allocations
• Reported results
• Non-core adjustments
• Core results

3	Segment Results After Tax Allocations
• Reported results
• Non-core adjustments
• Core results

4	Non-Core Adjustments Detail
• Before tax allocations
• After tax allocations

5	GAAP Consolidated Condensed Statements of Operations

6	Condensed Balance Sheets

7	Condensed Statement of Cash Flows - Including GAAP reconciliations
Details of Depreciation, Depletion and Amortization and Capital Expenditures

8	Daily Production - TOTAL REPORTED
• MBOE/D
• By Commodity

9	Daily Production - PRO FORMA FOR ONGOING OPERATIONS
(EXCLUDES OPERATIONS SOLD, EXITED AND EXITING)
• MBOE/D
• By Commodity

10	Sales Volumes and Realized Prices
• MBOE/D
• Realized prices and related marker prices

11	Oil and Gas $/BOE Costs

12	Segment Core Results Pre-tax Variance Roll-forwards
• Quarter-over-Quarter
• Year-over-Year

SCHEDULE 1

Occidental Petroleum Corporation

Summary Highlights

			2016					2017
Quarterly	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Net income (loss)
Reported Income (Loss) ($ millions)	$78	$(139)	$(241)	$(272)	$(574)	$117				$117
Reported EPS - Diluted ($/share)	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15				$0.15
Effective tax rate	36%	41%	11%	55%	40%	40%				40%

Core Income (Loss) ($ millions)	$(426)	$(136)	$(112)	$(97)	$(771)	$117				$117
Core EPS - Diluted ($/share)	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)	$0.15				$0.15
Effective tax rate	29%	41%	-6%	-29%	24%	40%				40%

Average Shares Outstanding
Basic (millions)	763.4	763.6	764.0	764.1	763.8	764.4				764.4
Diluted (millions)	763.4	763.6	764.0	764.1	763.8	765.2				765.2

Production - Reported
Total US (MBOE/D)	316	302	294	296	302	303				303
US oil (MBBL/D)	197	190	181	184	189	192				192
Worldwide (MBOE/D)	657	653	605	607	630	584				584
Worldwide sales (MBOE/D)	651	660	609	607	632	583				583

Production - Ongoing Operations
Total US (MBOE/D)	278	274	268	272	273	278				278
US oil (MBBL/D)	194	187	179	183	186	190				190
Worldwide (MBOE/D)	561	581	579	583	575	559				559
Worldwide sales (MBOE/D)	555	588	583	583	577	558				558

Realizations
Worldwide oil ($/BBL)	$29.42	$39.66	$41.49	$45.08	$38.73	$49.04				$49.04
Worldwide NGL ($/BBL)	$10.86	$14.59	$14.99	$18.36	$14.82	$21.59				$21.59
Domestic gas ($/MCF)	$1.50	$1.46	$2.30	$2.39	$1.90	$2.68				$2.68

Cash Flows ($ millions)
Operating before working capital	$822	$935	$614	$998	$3,369	$1,049				$1,049
Working capital changes	(316)	(195)	51	71	(389)	(389)				(389)
Other, net	(367)	63	(9)	(148)	(461)	(8)				(8)
Operating - continuing operations	$139	$803	$656	$921	$2,519	$652				$652
Capital expenditures	$(687)	$(657)	$(642)	$(891)	$(2,877)	$(752)				$(752)

		2016					2017
Year-to-date	Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net income (loss)
Reported Income (Loss) ($ millions)	$78	$(61)	$(302)	$(574)		$117
Reported EPS - Diluted ($/share)	$0.10	$(0.08)	$(0.40)	$(0.75)		$0.15
Effective tax rate	36%	38%	31%	40%		40%

Core Income (Loss) ($ millions)	$(426)	$(562)	$(674)	$(771)		$117
Core EPS - Diluted ($/share)	$(0.56)	$(0.74)	$(0.88)	$(1.01)		$0.15
Effective tax rate	29%	32%	28%	24%		40%

Average Shares Outstanding
Basic (millions)	763.4	763.5	763.7	763.8		764.4
Diluted (millions)	763.4	763.5	763.7	763.8		765.2

Production - Reported
Total US (MBOE/D)	316	309	304	302		303
US oil (MBBL/D)	197	193	189	189		192
Worldwide (MBOE/D)	657	655	638	630		584
Worldwide sales (MBOE/D)	651	656	640	632		583

Production - Ongoing Operations
Total US (MBOE/D)	278	304	301	273		278
US oil (MBBL/D)	194	193	189	186		190
Worldwide (MBOE/D)	561	599	601	575		559
Worldwide sales (MBOE/D)	555	600	603	577		558

Realizations
Worldwide oil ($/BBL)	$29.42	$34.46	$36.70	$38.73		$49.04
Worldwide NGL ($/BBL)	$10.86	$12.80	$13.58	$14.82		$21.59
Domestic gas ($/MCF)	$1.50	$1.48	$1.74	$1.90		$2.68

Cash Flows ($ millions)
Operating before working capital	$822	$1,757	$2,371	$3,369		$1,049
Working capital changes	(316)	(511)	(460)	(389)		(389)
Other, net	(367)	(304)	(313)	(461)		(8)
Operating - continuing operations	$139	$942	$1,598	$2,519		$652
Capital expenditures	$(687)	$(1,344)	$(1,986)	$(2,877)		$(752)

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Occidental’s results of operations often include the effects of significant transactions and events affecting earnings that vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. Therefore, management uses a measure called “core results,” which excludes those items. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported earnings are considered representative of management’s performance over the long term. Core results are not considered to be an alternative to operating income reported in accordance with generally accepted accounting principles.

SCHEDULE 2

Occidental Petroleum Corporation

Segment Results Before Tax Allocations

(Amounts in millions, except per share and effective tax rate amounts)

			2016					2017
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(578)	$(361)	$(341)	$(272)	$(1,552)	$(191)				$(191)
Foreign	99	267	295	304	965	418				418
Exploration	(6)	(23)	(5)	(15)	(49)	(7)				(7)
	(485)	(117)	(51)	17	(636)	220				220
Chemical	214	88	117	152	571	170				170
Midstream and Marketing	(95)	(58)	(180)	(48)	(381)	(47)				(47)
Segment Income (Loss)	(366)	(87)	(114)	121	(446)	343				343
Corporate
Interest	(57)	(84)	(62)	(72)	(275)	(78)				(78)
Other	(140)	(61)	(92)	(650)	(943)	(70)				(70)
Pre-tax Income (Loss)	(563)	(232)	(268)	(601)	(1,664)	195				195
Taxes
Federal and state	291	234	242	531	1,298	113				113
Foreign	(88)	(138)	(212)	(198)	(636)	(191)				(191)
Income (Loss) From Continuing Operations	(360)	(136)	(238)	(268)	(1,002)	117				117
Discontinued Operations	438	(3)	(3)	(4)	428	-				-
Net Income (Loss)	$78	$(139)	$(241)	$(272)	$(574)	$117				$117

Reported earnings per share
Basic	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15				$0.15
Diluted	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15				$0.15

Effective Tax Rate	36%	41%	11%	55%	40%	40%				40%

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$23	$-	$59	$24	$106	$-				$-
Foreign	-	-	(61)	(9)	(70)	-				-
Exploration	-	-	-	-	-	-				-
	23	-	(2)	15	36	-				-
Chemical	88	-	-	-	88	-				-
Midstream and Marketing	-	-	(160)	-	(160)	-				-
Segment Income (Loss)	111	-	(162)	15	(36)	-				-
Corporate
Interest	-	-	-	-	-	-				-
Other	(78)	-	-	(541)	(619)	-				-
Pre-tax Income (Loss)	33	-	(162)	(526)	(655)	-				-
Taxes
Federal and state	32	1	36	210	279	-				-
Foreign	1	(1)	-	145	145	-				-
Income (Loss) From Continuing Operations	66	-	(126)	(171)	(231)	-				-
Discontinued Operations	438	(3)	(3)	(4)	428	-				-
Net Income (Loss)	$504	$(3)	$(129)	$(175)	$197	$-				$-

Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(601)	$(361)	$(400)	$(296)	$(1,658)	$(191)				$(191)
Foreign	99	267	356	313	1,035	418				418
Exploration	(6)	(23)	(5)	(15)	(49)	(7)				(7)
	(508)	(117)	(49)	2	(672)	220				220
Chemical	126	88	117	152	483	170				170
Midstream and Marketing	(95)	(58)	(20)	(48)	(221)	(47)				(47)
Segment Income (Loss)	(477)	(87)	48	106	(410)	343				343
Corporate
Interest	(57)	(84)	(62)	(72)	(275)	(78)				(78)
Other	(62)	(61)	(92)	(109)	(324)	(70)				(70)
Pre-tax Income (Loss)	(596)	(232)	(106)	(75)	(1,009)	195				195
Taxes
Federal and state	259	233	206	321	1,019	113				113
Foreign	(89)	(137)	(212)	(343)	(781)	(191)				(191)
Net Income (Loss)	$(426)	$(136)	$(112)	$(97)	$(771)	$117				$117

Core earnings per share
Basic	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)	$0.15				$0.15
Diluted	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)	$0.15				$0.15

Effective Tax Rate	29%	41%	-6%	-29%	24%	40%				40%

SCHEDULE 3

Occidental Petroleum Corporation

Segment Results After Tax Allocations

(Amounts in millions, except per share amounts)

			2016					2017
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(372)	$(233)	$(219)	$(175)	$(999)	$(122)				$(122)
Foreign	5	111	141	118	375	243				243
Exploration	(6)	(23)	(5)	(14)	(48)	(5)				(5)
	(373)	(145)	(83)	(71)	(672)	116				116
Chemical	138	57	75	96	366	109				109
Midstream and Marketing	(56)	(26)	(101)	(17)	(200)	(24)				(24)
Segment Income (Loss)	(291)	(114)	(109)	8	(506)	201				201
Corporate
Interest	(57)	(84)	(62)	(72)	(275)	(78)				(78)
Other	(140)	(61)	(92)	(412)	(705)	(70)				(70)
Taxes	128	123	25	208	484	64				64
Income (Loss) From Continuing Operations	(360)	(136)	(238)	(268)	(1,002)	117				117
Discontinued Operations	438	(3)	(3)	(4)	428	-				-
Net Income (Loss)	$78	$(139)	$(241)	$(272)	$(574)	117				117

Reported earnings per share
Basic	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15				$0.15
Diluted	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15				$0.15

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$15	$-	$38	$16	$69	$-				$-
Foreign	-	-	(61)	(7)	(68)	-				-
Exploration	-	-	-	-	-	-				-
	15	-	(23)	9	1	-				-
Chemical	56	-	-	-	56	-				-
Midstream and Marketing	-	-	(103)	-	(103)	-				-
Segment Income (Loss)	71	-	(126)	9	(46)	-				-
Corporate
Interest	-	-	-	-	-	-				-
Other	(78)	-	-	(338)	(416)	-				-
Taxes	73	-	-	158	231	-				-
Income (Loss) From Continuing Operations	66	-	(126)	(171)	(231)	-				-
Discontinued Operations	438	(3)	(3)	(4)	428	-				-
Net Income (Loss)	$504	$(3)	$(129)	$(175)	$197	$-				$-

Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(387)	$(233)	$(257)	$(191)	$(1,068)	$(122)				$(122)
Foreign	5	111	202	125	443	243				243
Exploration	(6)	(23)	(5)	(14)	(48)	(5)				(5)
	(388)	(145)	(60)	(80)	(673)	116				116
Chemical	82	57	75	96	310	109				109
Midstream and Marketing	(56)	(26)	2	(17)	(97)	(24)				(24)
Segment Income (Loss)	(362)	(114)	17	(1)	(460)	201				201
Corporate
Interest	(57)	(84)	(62)	(72)	(275)	(78)				(78)
Other	(62)	(61)	(92)	(74)	(289)	(70)				(70)
Taxes	55	123	25	50	253	64				64
Net Income (Loss)	$(426)	$(136)	$(112)	$(97)	$(771)	$117				$117

Core earnings per share
Basic	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)	$0.15				$0.15
Diluted	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)	$0.15				$0.15

SCHEDULE 4

Occidental Petroleum Corporation

Non-Core Adjustments Detail

(Amounts in millions)

			2016					2017
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains (losses)	$48	$-	$59	$-	$107	$-				$-
Asset impairments and related items	-	-	-	24	24	-				-
Other	(25)	-	-	-	(25)	-				-
	23	-	59	24	106	-				-
Foreign
Asset impairments and related items	-	-	(61)	(9)	(70)	-				-
Total Oil and Gas	23	-	(2)	15	36	-				-

Chemical
Asset sale gains	88	-	-	-	88	-				-
Total Chemical	88	-	-	-	88	-				-

Midstream and Marketing
Asset impairments and related items	-	-	(160)	-	(160)	-				-
Total Midstream	-	-	(160)	-	(160)	-				-

Corporate
Asset impairments and related items (a)	(78)	-	-	(541)	(619)	-				-
Total Corporate	(78)	-	-	(541)	(619)	-				-

Taxes (b)	33	-	36	355	424	-				-
Income (Loss) From Continuing Operations	66	-	(126)	(171)	(231)	-				-
Discontinued Operations	438	(3)	(3)	(4)	428	-				-
Totals	$504	$(3)	$(129)	$(175)	$197	$-				$-

			2016					2017
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains (losses)	$31	$-	$38	$-	$69	$-				$-
Asset impairments and related items	-	-	-	16	16	-				-
Other	(16)	-	-	-	(16)	-				-
	15	-	38	16	69	-				-
Foreign
Asset impairments and related items	-	-	(61)	(7)	(68)	-				-
Total Oil and Gas	15	-	(23)	9	1	-				-

Chemical
Asset sale gains	56	-	-	-	56	-				-
Total Chemical	56	-	-	-	56	-				-

Midstream and Marketing
Asset impairments and related items	-	-	(103)	-	(103)	-				-
Total Midstream	-	-	(103)	-	(103)	-				-

Corporate
Asset impairments and related items (a)	(78)	-	-	(338)	(416)	-				-
Total Corporate	(78)	-	-	(338)	(416)	-				-

Taxes (b)	73	-	-	158	231	-				-
Income (Loss) From Continuing Operations	66	-	(126)	(171)	(231)	-				-
Discontinued Operations	438	(3)	(3)	(4)	428	-				-
Totals	$504	$(3)	$(129)	$(175)	$197	$-				$-

(a) The Q4 2016 amount represented a reserve for doubtful accounts.

(b) The 2016 amount included benefits for relinquishment of foreign exploration blocks.

SCHEDULE 5

Occidental Petroleum Corporation

Consolidated Condensed Statements of Operations

(Amounts in millions, except per-share amounts)

	2016					2017
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES
Net sales
Oil & Gas	$1,275	$1,625	$1,660	$1,817	$6,377	$1,894				$1,894
Chemical	890	908	988	970	3,756	1,068				1,068
Midstream and Marketing	133	141	202	208	684	211				211
Eliminations	(175)	(143)	(202)	(207)	(727)	(216)				(216)
	2,123	2,531	2,648	2,788	10,090	2,957				2,957
Interest, dividends and other income	20	27	25	34	106	21				21
Gains on sale of assets and equity investments, net	138	-	60	4	202	-				-
	2,281	2,558	2,733	2,826	10,398	2,978				2,978

COSTS AND OTHER DEDUCTIONS
Cost of sales	1,281	1,244	1,338	1,326	5,189	1,426				1,426
Depreciation, depletion and amortization	1,102	1,070	1,046	1,050	4,268	942				942
Selling, general and administrative and other operating expenses	272	338	316	404	1,330	272				272
Asset impairments and related items	78	-	221	526	825	13				13
Taxes other than on income	75	74	61	67	277	68				68
Exploration expense	9	27	9	17	62	11				11
Interest and debt expense, net	60	88	68	76	292	81				81
	2,877	2,841	3,059	3,466	12,243	2,813				2,813
INCOME (LOSS) BEFORE INCOME TAXES AND OTHER ITEMS	(596)	(283)	(326)	(640)	(1,845)	165				165
Benefit from (provision for) domestic and foreign income taxes	203	96	30	333	662	(78)				(78)
Income from equity investments	33	51	58	39	181	30				30
INCOME (LOSS) FROM CONTINUING OPERATIONS	(360)	(136)	(238)	(268)	(1,002)	117				117
Discontinued operations, net	438	(3)	(3)	(4)	428	-				-
NET INCOME (LOSS)	$78	$(139)	$(241)	$(272)	$(574)	$117				$117

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE
Income (loss) from continuing operations	$(0.47)	$(0.18)	$(0.31)	$(0.35)	$(1.31)	$0.15				$0.15
Discontinued operations, net	0.57	-	(0.01)	(0.01)	0.56	-				-
BASIC EARNINGS PER COMMON SHARE	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15				$0.15

DILUTED EARNINGS PER COMMON SHARE	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15				$0.15

DIVIDENDS PER COMMON SHARE	$0.75	$0.75	$0.76	$0.76	$3.02	$0.76				$0.76

AVERAGE COMMON SHARES OUTSTANDING
BASIC	763.4	763.6	764.0	764.1	763.8	764.4				764.4
DILUTED	763.4	763.6	764.0	764.1	763.8	765.2				765.2

SCHEDULE 6

Occidental Petroleum Corporation

Consolidated Condensed Balance Sheets

(Amounts in millions)

	2016				2017
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$3,176	$3,751	$3,180	$2,233	$1,494
Trade receivables, net	2,780	3,113	3,521	3,989	4,316
Inventories	997	906	927	866	1,005
Assets held for sale	-	-	-	-	162
Other current assets	1,284	1,202	1,083	1,340	1,261
Total current assets	8,237	8,972	8,711	8,428	8,238
INVESTMENTS
Investments in unconsolidated entities	1,301	1,360	1,420	1,401	1,436
Total investments	1,301	1,360	1,420	1,401	1,436
PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	71,643	72,250	72,495	71,293	69,612
Accumulated depreciation, depletion and amortization	(40,138)	(41,212)	(42,076)	(38,956)	(37,607)
	31,505	31,038	30,419	32,337	32,005
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	975	1,025	1,080	943	786
TOTAL ASSETS	$42,018	$42,395	$41,630	$43,109	$42,465

CURRENT LIABILITIES
Current maturities of long-term debt	$2,000	$-	$-	$-	$500
Accounts payable	2,801	3,126	3,392	3,926	4,071
Accrued liabilities	2,025	2,141	2,296	2,436	2,155
Liabilities of assets held for sale	-	-	-	-	126
Total current liabilities	6,826	5,267	5,688	6,362	6,852
LONG-TERM DEBT, NET	5,608	8,331	8,333	9,819	9,322
DEFERRED CREDITS AND OTHER LIABILITIES
Deferred domestic and foreign income taxes	1,642	1,646	1,411	1,132	1,031
Other	4,153	4,050	3,902	4,299	4,181
	5,795	5,696	5,313	5,431	5,212
STOCKHOLDERS’ EQUITY
Common stock, $.20 per share par value	178	178	178	178	179
Treasury stock	(9,128)	(9,136)	(9,143)	(9,143)	(9,143)
Additional paid-in capital	7,668	7,697	7,719	7,747	7,783
Retained earnings	25,375	24,661	23,836	22,981	22,513
Accumulated other comprehensive loss	(304)	(299)	(294)	(266)	(253)
Total equity	23,789	23,101	22,296	21,497	21,079
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$42,018	$42,395	$41,630	$43,109	$42,465

SCHEDULE 7

Occidental Petroleum Corporation

Condensed Statements of Cash Flows and Detail of CAPEX and DD&A

(Amounts in millions)

			2016						2017
	Qtr 1	Qtr 2	Qtr 3		Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
OPERATING CASH FLOW
Net income (loss)	$78	$(139)	$(241)		$(272)	$(574)	$117				$117
Depreciation, depletion and amortization (see detail below)	1,102	1,070	1,046		1,050	4,268	942				942
Deferred income tax (benefit) provision	77	(1)	(238)		(355)	(517)	(108)				(108)
Asset impairments and other non-cash charges	(435)	5	47		575	192	98				98
Operating cash flow before working capital	822	935	614	(a)	998	3,369	1,049				1,049
Working capital changes	(316)	(195)	51		71	(389)	(389)				(389)
Other, net (b)	(367)	63	(9)		(148)	(461)	(8)				(8)
Operating cash flow from continuing operations	139	803	656		921	2,519	652				652

INVESTING CASH FLOW
Capital expenditures (see detail below)	(687)	(657)	(642)		(891)	(2,877)	(752)				(752)
Payment for purchases of assets	(24)	(10)	(48)		(1,962)	(2,044)	(19)				(19)
Sales of assets and equity investments, net	285	(25)	63		(21)	302	-				-
Changes in capital accrual	(208)	(1)	2		93	(114)	(41)				(41)
Other investing activities	(3)	(4)	(17)		15	(9)	(7)				(7)
Investing cash flow from continuing operations	(637)	(697)	(642)		(2,766)	(4,742)	(819)				(819)

FINANCING CASH FLOW
Cash dividends paid	(574)	(575)	(575)		(585)	(2,309)	(584)				(584)
Purchases of treasury stock	(7)	(8)	(7)		-	(22)	-				-
Proceeds from long-term debt	-	2,718	-		1,485	4,203	-				-
Payment of long-term debt	(700)	(2,010)	-		-	(2,710)	-				-
Other financing activities	11	18	3		4	36	12				12
Financing cash flow from continuing operations	(1,270)	143	(579)		904	(802)	(572)				(572)

Cash Flow From Discontinued Operations	550	326	(6)		(6)	864	-				-

Increase (decrease) in cash	(1,218)	575	(571)		(947)	(2,161)	(739)				(739)
Cash, cash equivalents and restricted cash (c) - beg of period	4,394	3,176	3,751		3,180	4,394	2,233				2,233
Cash, cash equivalents and restricted cash (c) - end of period	$3,176	$3,751	$3,180		$2,233	$2,233	$1,494				$1,494

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3		Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
United States	$709	$701	$693		$690	$2,793	$593				$593
Latin America	42	43	33		38	156	27				27
Middle East	175	157	147		147	626	144				144
Chemical	88	81	85		86	340	86				86
Midstream and Marketing	78	78	78		79	313	81				81
Corporate	10	10	10		10	40	11				11
	$1,102	$1,070	$1,046		$1,050	$4,268	$942				$942

Capital Expenditures
Oil & Gas
Permian Resources	$(221)	$(128)	$(153)		$(216)	$(718)	$(280)				$(280)
Permian EOR	(91)	(116)	(116)		(171)	(494)	(119)				(119)
Other Domestic	(2)	(4)	(2)		(4)	(12)	(1)				(1)
Latin America	(11)	(11)	(13)		(38)	(73)	(29)				(29)
Middle East	(183)	(163)	(141)		(150)	(637)	(148)				(148)
Exploration Drilling	(8)	(7)	(10)		(19)	(44)	(16)				(16)
Chemical	(46)	(77)	(58)		(143)	(324)	(63)				(63)
Midstream and Marketing	(82)	(90)	(93)		(93)	(358)	(65)				(65)
Corporate	(2)	(5)	(12)		(38)	(57)	(1)				(1)
GAAP external reporting	(646)	(601)	(598)		(872)	(2,717)	(722)				(722)
Cracker JV investment contributions	(41)	(56)	(44)		(19)	(160)	(30)				(30)
	$(687)	$(657)	$(642)		$(891)	$(2,877)	$(752)				$(752)

Reconciliation of non-GAAP disclosures to GAAP	Qtr 1	Qtr 2	Qtr 3		Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Condensed Statements of Cash Flows
CASH FLOW FROM OPERATING ACTIVITIES
Continuing operations	$139	$803	$656		$921	$2,519	$652				$652
Discontinued operations	550	326	(6)		(6)	864	-				-
CASH FLOW FROM INVESTING ACTIVITIES
Continuing operations	(637)	(697)	(642)		(2,766)	(4,742)	(819)				(819)
CASH FLOW FROM FINANCING ACTIVITIES
Continuing operations	(77)	143	(579)		904	391	(572)				(572)
Increase (decrease) in cash and cash equivalents	(25)	575	(571)		(947)	(968)	(739)				(739)
Cash and cash equivalents - beginning of period	3,201	3,176	3,751		3,180	3,201	2,233				2,233
Cash and cash equivalents - end of period	$3,176	$3,751	$3,180		$2,233	$2,233	$1,494				$1,494

(a)  The third quarter of 2016 operating cash flow before working capital includes one-time charge for the termination of crude oil supply contracts of $160 million and the timing of the recognition of a portion of the 2016 NOL receivable of $86 million.

(b)   The 2016 amount represents the NOL carryback which is expected to be collected in 2017, net of the 2nd quarter 2016 collection of $302 million for the 2015 NOL.

(c)   Restricted cash must be used solely to pay dividends, repurchase common stock, repay debt, or a combination of the foregoing. As of March 31, 2016, there is no restricted cash remaining.

SCHEDULE 8

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

TOTAL REPORTED PRODUCTION

			2016					2017
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	128	126	121	123	124	129				129
Permian EOR	145	144	143	145	145	145				145
Midcontinent & Other	43	32	30	28	33	29				29
Total	316	302	294	296	302	303				303

Latin America	39	35	27	34	34	29				29

Middle East
Al Hosn	42	68	74	72	64	57				57
Dolphin	44	43	43	44	43	39				39
Oman	89	95	102	99	96	95				95
Qatar	69	66	65	62	65	61				61
Other	58	44	-	-	26	-				-
Total	302	316	284	277	294	252				252

TOTAL REPORTED PRODUCTION	657	653	605	607	630	584				584

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian Resources	84	79	72	73	77	78				78
Permian EOR	108	107	106	109	108	111				111
Midcontinent & Other	5	4	3	2	4	3				3
Total	197	190	181	184	189	192				192
NGLs (MBBL)
Permian Resources	19	20	23	22	21	23				23
Permian EOR	28	27	27	26	27	24				24
Midcontinent & Other	7	5	5	5	5	5				5
Total	54	52	55	53	53	52				52
Natural Gas (MMCF)
Permian Resources	152	162	158	165	158	169				169
Permian EOR	51	60	62	61	59	59				59
Midcontinent & Other	185	135	129	126	144	124				124
Total	388	357	349	352	361	352				352

Latin America
Oil (MBBL)	38	34	26	33	33	28				28
Natural Gas (MMCF)	8	8	8	8	8	8				8

Middle East
Oil (MBBL)
Al Hosn	9	13	14	13	12	11				11
Dolphin	7	7	7	7	7	7				7
Oman	77	76	78	77	77	73				73
Qatar	69	66	65	62	65	61				61
Other	20	6	-	-	7	-				-
Total	182	168	164	159	168	152				152
NGLs (MBBL)
Al Hosn	13	22	23	23	20	18				18
Dolphin	9	8	8	9	8	8				8
Total	22	30	31	32	28	26				26
Natural Gas (MMCF)
Al Hosn	121	200	222	216	190	167				167
Dolphin	166	167	167	165	166	146				146
Oman	71	114	142	132	115	131				131
Other	230	227	-	-	114	-				-
Total	588	708	531	513	585	444				444

SCHEDULE 9

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

PRO FORMA FOR ONGOING OPERATIONS (EXCLUDES OPERATIONS SOLD, EXITED AND EXITING)

			2016					2017
NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	128	126	121	123	124	129				129
Permian EOR	145	144	143	145	145	145				145
Other Domestic	5	4	4	4	4	4				4
Total	278	274	268	272	273	278				278

Latin America	39	35	27	34	34	29				29

Middle East
Al Hosn	42	68	74	72	64	57				57
Dolphin	44	43	43	44	43	39				39
Oman	89	95	102	99	96	95				95
Qatar	69	66	65	62	65	61				61
Total	244	272	284	277	268	252				252

TOTAL ONGOING OPERATIONS	561	581	579	583	575	559				559

NET PRODUCTION VOLUMES PER DAY
BY COMMODITY FOR ONGOING OPERATIONS:
United States
Oil (MBBL)
Permian Resources	84	79	72	73	77	78				78
Permian EOR	108	107	106	109	108	111				111
Other Domestic	2	1	1	1	1	1				1
Total	194	187	179	183	186	190				190
NGLs (MBBL)
Permian Resources	19	20	23	22	21	23				23
Permian EOR	28	27	27	26	27	24				24
Total	47	47	50	48	48	47				47
Natural Gas (MMCF)
Permian Resources	152	162	158	165	158	169				169
Permian EOR	51	60	62	61	59	59				59
Other Domestic	19	17	18	16	18	16				16
Total	222	239	238	242	235	244				244

Latin America
Oil (MBBL)	38	34	26	33	33	28				28
Natural Gas (MMCF)	8	8	8	8	8	8				8

Middle East
Oil (MBBL)
Al Hosn	9	13	14	13	12	11				11
Dolphin	7	7	7	7	7	7				7
Oman	77	76	78	77	77	73				73
Qatar	69	66	65	62	65	61				61
Total	162	162	164	159	161	152				152
NGLs (MBBL)
Al Hosn	13	22	23	23	20	18				18
Dolphin	9	8	8	9	8	8				8
Total	22	30	31	32	28	26				26
Natural Gas (MMCF)
Al Hosn	121	200	222	216	190	167				167
Dolphin	166	167	167	165	166	146				146
Oman	71	114	142	132	115	131				131
Total	358	481	531	513	471	444				444

SCHEDULE 10

Occidental Petroleum Corporation

Oil & Gas Sales Volumes Per Day and Realized Prices by Geographical Locations

	2016					2017
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	278	274	268	272	273	278				278

Latin America	35	39	32	34	35	28				28

Middle East
Al Hosn	42	67	74	72	64	57				57
Dolphin	44	43	43	44	43	39				39
Oman	91	95	101	98	96	96				96
Qatar	65	70	65	63	66	60				60
Total	242	275	283	277	269	252				252

ONGOING OPERATIONS	555	588	583	583	577	558				558
Operations Sold, Exited and Exiting	96	72	26	24	55	25				25
TOTAL REPORTED SALES	651	660	609	607	632	583				583

REALIZED PRICES
United States
Oil ($/BBL)	$29.48	$41.43	$41.49	$45.70	$39.38	$48.67				$48.67
NGLs ($/BBL)	$9.91	$14.25	$15.21	$19.53	$14.72	$23.07				$23.07
Natural Gas ($/MCF)	$1.50	$1.46	$2.30	$2.39	$1.90	$2.68				$2.68

Latin America
Oil ($/BBL)	$27.63	$39.26	$39.66	$43.70	$37.48	$48.26				$48.26
Natural Gas ($/MCF)	$4.19	$3.36	$3.48	$4.16	$3.78	$4.77				$4.77

Middle East
Oil ($/BBL)	$29.68	$37.80	$41.84	$44.63	$38.25	$49.63				$49.63
NGLs ($/BBL)	$13.25	$15.21	$14.63	$16.40	$15.01	$18.64				$18.64

Total Worldwide
Oil ($/BBL)	$29.42	$39.66	$41.49	$45.08	$38.73	$49.04				$49.04
NGLs ($/BBL)	$10.86	$14.59	$14.99	$18.36	$14.82	$21.59				$21.59
Natural Gas ($/MCF)	$1.25	$1.26	$1.84	$1.88	$1.53	$2.07				$2.07

Index Prices
WTI Oil ($/BBL)	$33.45	$45.59	$44.94	$49.29	$43.32	$51.91				$51.91
Brent Oil ($/BBL)	$35.08	$46.97	$46.98	$51.13	$45.04	$54.66				$54.66
NYMEX Natural Gas ($/MCF)	$2.07	$1.97	$2.70	$2.95	$2.42	$3.26				$3.26

Percentage of Index Prices
Worldwide oil as a percentage of WTI	88%	87%	92%	91%	89%	94%				94%
Worldwide oil as a percentage of Brent	84%	84%	88%	88%	86%	90%				90%
Worldwide NGL as a percentage of WTI	32%	32%	33%	37%	34%	42%				42%
Worldwide NGL as a percentage of Brent	31%	31%	32%	36%	33%	39%				39%
Domestic gas as a percentage of NYMEX	73%	74%	85%	81%	79%	82%				82%

SCHEDULE 11

Occidental Petroleum Corporation

Oil and Gas Costs

	2016					2017
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Cash operating expenses ($/BOE)
United States	$11.67	$11.80	$12.26	$12.59	$12.07	$13.47				$13.47
Latin America	$8.55	$13.12	$14.93	$16.34	$13.16	$14.70				$14.70
Middle East	$9.02	$8.35	$8.83	$10.39	$9.12	$10.67				$10.67
Total Oil and Gas	$10.28	$10.21	$10.81	$11.80	$10.76	$12.33				$12.33

Taxes other than on income ($/BOE)
United States	$2.12	$2.41	$1.96	$2.20	$2.17	$2.07				$2.07
Total Oil and Gas	$1.15	$1.12	$0.97	$1.09	$1.08	$1.15				$1.15

DD&A expense ($/BOE)
United States	$24.63	$25.59	$25.58	$25.29	$25.27	$21.74				$21.74
Latin America	$12.88	$12.00	$11.13	$12.41	$12.12	$10.61				$10.61
Middle East	$6.42	$5.38	$5.66	$5.78	$5.81	$6.34				$6.34
Total Oil and Gas	$15.61	$15.00	$15.58	$15.69	$15.46	$14.55				$14.55

G&A and other operating expenses ($/BOE)	$2.88	$2.22	$2.95	$3.71	$2.94	$3.65				$3.65

Exploration Expense ($ millions)
United States	$2	$3	$3	$5	$13	$10				$10
Latin America	1	1	-	-	2	1				1
Middle East	6	23	6	12	47	-				-
	$9	$27	$9	$17	$62	$11				$11

SCHEDULE 12

Occidental Petroleum Corporation

Segment Core Results Pre-tax Variance Roll-forwards

(Amounts in millions)

	2016					2017
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Quarter-over-Quarter
Oil & Gas
Prior quarter core income (loss)	$(106)	$(508)	$(117)	$(49)		$2
Sales price	(378)	377	102	144		150
Sales volume	(88)	19	(50)	(4)		(59)
Operating expenses	59	(4)	8	(51)		11
DD&A rate	16	(2)	(1)	(1)		93
Exploration expense	4	(17)	18	(9)		7
All others	(15)	18	(9)	(28)		16
Current quarter core income (loss)	$(508)	$(117)	$(49)	$2		$220

Chemical
Prior quarter core income	$116	$126	$88	$117		$152
Sales price	(43)	35	25	36		10
Sales volume / mix	20	21	(13)	4		43
Operations / manufacturing	34	(82)	7	(20)		(15)
All others	(1)	(12)	10	15		(20)
Current quarter core income	$126	$88	$117	$152		$170

Midstream and Marketing
Prior quarter core income (loss)	$(45)	$(95)	$(58)	$(20)		$(48)
Marketing	(3)	4	41	(24)		-
Gas plants	(17)	6	(10)	8		8
Pipelines	(31)	23	4	(8)		(9)
Power generation	3	2	6	(10)		2
All others	(2)	2	(3)	6		-
Current quarter core income (loss)	$(95)	$(58)	$(20)	$(48)		$(47)

Year-over-Year
Oil & Gas
Prior year core income	$57	$324	$162	$(106)	$437	$(508)				$(508)
Sales price	(747)	(588)	(219)	228	(1,326)	717				717
Sales volume	(18)	12	(111)	(70)	(187)	(15)				(15)
Operating expenses	140	85	75	(12)	288	(52)				(52)
DD&A rate	19	27	41	(5)	82	86				86
Exploration expense	(2)	(16)	(4)	(5)	(27)	(2)				(2)
All others	43	39	7	(28)	61	(6)				(6)
Current quarter core income (loss)	$(508)	$(117)	$(49)	$2	$(672)	$220				$220

Chemical
Prior year core income	$139	$136	$174	$116	$565	$126				$126
Sales price	(123)	(76)	(11)	59	(151)	126				126
Sales volume / mix	4	(22)	(24)	11	(31)	26				26
Operations / manufacturing	109	59	(15)	(47)	106	(101)				(101)
All others	(3)	(9)	(7)	13	(6)	(7)				(7)
Current quarter core income	$126	$88	$117	$152	$483	$170				$170

Midstream and Marketing
Prior year core income (loss)	$(5)	$84	$31	$(45)	$65	$(95)				$(95)
Marketing	(93)	(148)	(14)	20	(235)	24				24
Gas plants	(2)	3	(6)	(13)	(18)	13				13
Pipelines	(2)	(8)	(27)	(12)	(49)	13				13
Power generation	7	10	(1)	1	17	-				-
All others	-	1	(3)	1	(1)	(2)				(2)
Current quarter core income (loss)	$(95)	$(58)	$(20)	$(48)	$(221)	$(47)				$(47)